SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                         to Section 13, or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      March 11, 1997
                                                  ----------------------


                               PARLEX CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 Massachusetts
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


              0-12942                                  04-2464749
-----------------------------------     ----------------------------------------
     (Commission File Number)              (IRS Employer Identification No.)


    145 Milk Street, Methuen, Massachusetts                   01844
-----------------------------------------------    -----------------------------
    (Address of Principal Executive Offices)                (Zip Code)


                                 (508) 685-4341
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




Item 5.  OTHER EVENTS

      On February 27, 1997, the Board of Directors of Parlex Corporation ["the Company"] declared a three-for-two split of its common stock effected as a 50% stock dividend payable on April 21, 1997, to stockholders of record on March 18, 1997.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PARLEX CORPORATION
                                       (Registrant)


                                       By: /S/ Peter J. Murphy
                                           -------------------------------------
                                           Peter J. Murphy
                                           President and Chief Operating Officer


Dated:  March 11, 1997